                           AMERICAN STORES COMPANY
                     CONSOLIDATED STATEMENTS OF EARNINGS
                           (Amounts in thousands)
                                 (Unaudited)



                                                 13 Weeks Ended                52 Weeks Ended
                                             Jan. 29,      Jan. 30,       Jan. 29,       Jan. 30,
                                               1994          1993   (1)     1994           1993 (1)
                                            __________    __________    __________     ___________

Sales                                       $4,870,562    $4,850,275    $18,763,439    $19,051,180

Cost of sales                               (3,566,895)   (3,558,536)   (13,808,403)   (14,059,238)
LIFO provision                                  22,796        23,451         (7,204)       (16,549)
                                            __________    __________    ___________    ___________

Gross profit                                 1,326,463     1,315,190      4,947,832      4,975,393
                                                 27.23%        27.12%         26.37%         26.12%

Operating expenses                          (1,093,378)   (1,094,914)    (4,305,950)    (4,352,079)
                                                -22.45%       -22.57%        -22.95%        -22.84%
                                            __________    __________    ___________    ___________

Operating profit                               233,085       220,276        641,882        623,314
                                                  4.79%         4.54%          3.42%          3.27%

Interest expense                               (45,927)      (50,759)      (189,773)      (214,394)
Gains (losses) on asset sales, other (2)        (4,373)           20         28,696        (30,639)
                                             __________    __________    ___________    ___________

Earnings before income taxes and
  extraordinary item                           182,785       169,537        480,805        378,281

Federal & state income taxes                   (81,111)      (74,792)      (218,715)      (170,815)
                                             __________    __________    ___________    ___________

Earnings before extraordinary item            $101,674       $94,745       $262,090       $207,466

Extraordinary item - early retirement
  of debt, net of taxes (3)                          0             0        (15,000)             0
                                            __________    __________    ___________    ___________

Net earnings                                  $101,674       $94,745       $247,090       $207,466
                                             =========     =========     ==========     ==========

Average shares outstanding                      71,240        70,777         71,101         70,157

Earnings per share before extraordinary
  item                                           $1.43         $1.35          $3.69          $2.96

Extraordinary item                                   0             0          (0.21)             0
                                             __________    __________    ___________    ___________

Net earnings per share                           $1.43         $1.35          $3.48          $2.96
                                             =========     =========     ==========     ==========














EPS before non-recurring items (4)              $1.52         $1.35          $3.60          $3.16
                                            =========     =========     ==========     ==========

Dividends per share                            $0.200        $0.175         $0.800         $0.725
                                            =========     =========     ==========     ==========


(1)  Restated to reflect adoption of Statement of Financial Accounting Standards No. 109, "Accounting
     for Income Taxes," as if effective at the beginning of fiscal 1989.  The restatement increased previously reported 1992 fourth quarter and year-to-date earnings by $0.02 per share.
(2)  Includes non-recurring expenses associated with the earthquake in Southern California of $3,600 in the 13 weeks and 52 weeks ended 1/29/94.
(3)  A pre-tax charge of $25 million for early retirement of debt which was reported in "Gains
     (losses) on asset sales, other" in first quarter has been reclassified as an extraordinary item.
(4)  See page 10 for details.

                                                                                       Page 7 of 12

                           AMERICAN STORES COMPANY
                     SALES AND OPERATING PROFIT DETAIL
                           (Amounts in thousands)
                                 (Unaudited)


                                       13 Weeks Ended                  52 Weeks Ended
                                     Jan. 29,    Jan. 30,           Jan. 29,     Jan. 30,
                                       1994        1993 (1)           1994         1993 (1)
                                    __________  __________         ___________  ___________

Like Store Sales:
  Eastern food operations                -1.24%                          -1.79%
  Western food operations                -0.92%                          -1.86%
  Drug store operations                   1.68%                           1.96%
                                    __________                     ___________
    Total                                -0.42%                          -1.00%
                                    ==========                     ===========

Sales:
  Eastern food operations           $1,848,025  $1,870,702 -1.21%  $ 7,246,608  $ 7,387,617  -1.91%
  Western food operations            1,801,070   1,764,676  2.06%    7,182,877    7,134,502   0.68%
  Drug store operations              1,218,312   1,142,129  6.67%    4,321,923    4,001,895   8.00%
  Other                                  3,155      72,768              12,031      270,269
                                    __________  __________         ___________  ___________
    Comparable                       4,870,562   4,850,275  0.42%   18,763,439   18,794,283  -0.16%
  Disposed of stores                         0           0                   0      256,897
                                    __________  __________         ___________  ___________
    Total sales                     $4,870,562  $4,850,275  0.42%  $18,763,439  $19,051,180  -1.51%
                                    ==========  ==========         ===========  ===========

Operating Profit: (2)
  Eastern food operations              $88,907     $87,149  2.02%     $267,948     $269,154  -0.45%
  Western food operations               70,716      62,378 13.37%      248,648      256,670  -3.13%
  Drug store operations                 68,047      67,679  0.54%      197,041      204,964  -3.87%
  LIFO                                  22,796      23,451              (7,204)     (16,549)
  Purchase accounting amortization     (19,786)    (19,646)            (79,245)     (79,472)
  Other                                  2,405        (735)             14,694        3,002
                                    __________  __________         ___________  ___________
    Comparable                         233,085     220,276  5.81%      641,882      637,769   0.64%
  Disposed of stores                         0           0                   0      (14,455)
                                    __________  __________         ___________  ___________
    Total operating profit          $  233,085  $  220,276  5.81%  $   641,882  $   623,314   2.98%
                                    ==========  ==========         ===========  ===========

NOTES:
______
  Eastern food operations include Acme Markets, Jewel Food Stores and Star Market.

  Western food operations include Lucky Northern California Division, Lucky Southern California
    Division and Jewel Osco New Mexico.

  Drug store operations include Osco Drug and Sav-on.

  (1)  Restated to reflect adoption of Statement of Financial Accounting Standards No. 109,
       "Accounting for Income Taxes," as if effective at the beginning of fiscal 1989.
  (2)  Includes non-recurring expenses associated with legal settlement related to meat products in California and severance programs stemming from the Company's expense reduction programs
       ($3,400 Eastern food, $3,500 Western food, $700 Drug store) in the 13 weeks and 52 weeks ended 1/29/94.








                                                                                      Page 8 of 12

                           AMERICAN STORES COMPANY
                             OPERATING OVERVIEWS
                           (Amounts in thousands)
                                 (Unaudited)


Eastern Food Operations
_______________________

                              13 Weeks Ended                    52 Weeks Ended
                     Jan. 29, 1994     Jan. 30, 1993     Jan. 29, 1994     Jan. 30, 1993
                     _____________     _____________     _____________     _____________

Sales                   $1,848,025        $1,870,702        $7,246,608        $7,387,617

Gross Profit               475,971           480,661         1,830,732         1,855,194
  % sales                    25.76%            25.69%            25.26%            25.11%

Operating Expenses         387,064           393,512         1,562,784         1,586,040
  % sales                    20.94%            21.04%            21.57%            21.47%
                     _____________     _____________     _____________     _____________
Operating Profit           $88,907           $87,149          $267,948          $269,154
  % sales                     4.81%             4.66%             3.70%             3.64%
                     =============     =============     =============     =============



Western Food Operations
_______________________
                              13 Weeks Ended                    52 Weeks Ended
                     Jan. 29, 1994     Jan. 30, 1993     Jan. 29, 1994     Jan. 30, 1993
                     _____________     _____________     _____________     _____________

Sales                   $1,801,070        $1,764,676        $7,182,877        $7,134,502

Gross Profit               487,967           471,873         1,903,857         1,888,946
  % sales                    27.09%            26.74%            26.51%            26.48%

Operating Expenses         417,251           409,495         1,655,209         1,632,276
  % sales                    23.17%            23.21%            23.04%            22.88%
                     _____________     _____________     _____________     _____________
Operating Profit           $70,716           $62,378          $248,648          $256,670
  % sales                     3.93%             3.53%             3.46%             3.60%
                     =============     =============     =============     =============



Drug Store Operations
_____________________
                              13 Weeks Ended                    52 Weeks Ended
                     Jan. 29, 1994     Jan. 30, 1993     Jan. 29, 1994     Jan. 30, 1993
                     _____________     _____________     _____________     _____________

Sales                   $1,218,312        $1,142,129        $4,321,923        $4,001,895

Gross Profit               338,481           326,160         1,216,341         1,151,119
  % sales                    27.78%            28.56%            28.14%            28.76%

Operating Expenses         270,434           258,481         1,019,300           946,155
  % sales                    22.20%            22.63%            23.58%            23.64%
                     _____________     _____________     _____________     _____________
Operating Profit           $68,047           $67,679          $197,041          $204,964
  % sales                     5.59%             5.93%             4.56%             5.12%
                     =============     =============     =============     =============





                                                                             Page 9 of 12

                           AMERICAN STORES COMPANY
                  (Amounts in thousands, except store count)
                                 (Unaudited)

                     CONSOLIDATED CONDENSED BALANCE SHEETS


                                   Jan. 29, 1994     Jan. 30, 1993 (1)
                                   _____________     _____________
Assets
______
Inventory                             $1,539,610        $1,576,499
Other current assets                     456,199           439,422
Property, plant and equipment, net     2,704,040         2,441,573
Property under capital leases, net        97,127           108,623
Goodwill, net                          1,827,334         1,880,821
Other assets                             303,124           316,855
                                   _____________     _____________
                                      $6,927,434        $6,763,793
                                   =============     =============

Liabilities and Shareholders' Equity
____________________________________
Current maturities of long-term
  debt and capital leases                $76,538           $64,268
Accounts payable                         958,272           958,083
Other current liabilities              1,019,289           892,355
Long-term debt, less current
  maturities                           2,003,866         2,086,464
Obligations under capital leases,
  less current maturities                 87,595            97,584
Other liabilities                      1,039,589         1,121,025
Shareholders' equity                   1,742,285         1,544,014
                                   _____________     _____________
                                      $6,927,434        $6,763,793
                                   =============     =============


                                          STORE COUNT

                                    Beg. of      Stores      Stores      End of
Quarter Ended January 29, 1994      Quarter      Opened      Closed      Quarter      Remodels
______________________________      _______      ______      ______      _______      ________
Eastern food operations*                475           3         (6)          472            18
Western food operations                 438           0         (2)          436            26
Drug store operations*                  799           7        (19)          787            91
                                    _______      ______      ______      _______      ________
      Total                           1,712          10        (27)        1,695           135
                                    =======      ======      ======      =======      ========


                                    Beg. of      Stores      Stores      1993 Year-
Year-to Date January 29, 1994         Year       Opened      Closed       to-date     Remodels
_____________________________       _______      ______      ______      _______      ________
Eastern food operations*                490          10        (28)          472            41
Western food operations                 441           4         (9)          436            55
Drug store operations*                  741          84 **     (38)          787           137
                                    _______      ______      ______      _______      ________
      Total                           1,672          98        (75)        1,695           233
                                    =======      ======      ======      =======      ========


 *Includes 148 jointly operated Jewel Osco combination stores which are counted in both the eastern food and drug store totals.
**Includes the acquisition of 55 Reliable drug stores and 4 Thrifty drug stores.

(1) Restated to reflect adoption of Statement of Financial Accounting Standards No. 109,
    "Accounting for Income Taxes," as if effective at the beginning of fiscal 1989.

                                                           Page 10 of 12

                           AMERICAN STORES COMPANY
                     CONSOLIDATED CONDENSED CASH FLOWS
                           (Amounts in thousands)
                                 (Unaudited)


                                                                   52 Weeks Ended
                                                        Jan. 29, 1994     Jan. 30, 1993 (1)
                                                        _____________     _____________
Cash Flows From Operating Activities:
_____________________________________

Net earnings                                                 $247,090          $207,466

Adjustments to reconcile net earnings to
  net cash provided by operating activities:
Depreciation and amortization                                 384,307           370,439
Net loss on asset sales                                        16,060            34,227
Changes in operating assets and liabilities (2)                42,989          (141,350)
                                                        _____________     _____________

Net cash provided by operating activities                     690,446           470,782
                                                        _____________     _____________

Cash Flows From Investing Activities:
_____________________________________

Proceeds from the sale of assets                               38,007           478,223
Capital expenditures (3)                                     (593,785)         (386,106
                                                        _____________     _____________

Net cash (used in) provided by investing activities          (555,778)           92,117
                                                        _____________     _____________

Cash Flows From Financing Activities:
_____________________________________

Proceeds from long term borrowing                             100,000           401,602
Net reduction in borrowing under existing facilities (2)     (180,317)         (951,863)
Cash dividends                                                (56,905)          (51,007)
Other changes in equity                                         8,086            21,125
                                                        _____________     _____________

Net cash used in financing activities                        (129,136)         (580,143)
                                                        _____________     _____________

Net Increase (Decrease) in Cash and Cash Equivalents            5,532           (17,244)

Cash and Cash Equivalents at Beginning of Period               54,048            71,292
                                                        _____________     _____________

Cash and Cash Equivalents at End of Period                    $59,580           $54,048
                                                        =============     =============


(1)  Restated to reflect adoption of Statement of Financial Accounting Standards No. 109,
     "Accounting for Income Taxes," as if effective at the beginning of fiscal 1989.
(2)  Amounts reflected for 1992 are net of effects of the sale of 74 Jewel Osco combination stores.
(3)  Total capital expenditures, including the present value of new leases, were $154.2 million for the quarter and $652.9 million for the year-to-date ended January 29, 1994 and $190.5 million for the quarter and $476.6 million for the year-to-date ended
     January 30, 1993.






                                                                           Page 11 of 12

                                AMERICAN STORES COMPANY
                         RECONCILIATION OF NON-RECURRING ITEMS
                                      (Unaudited)



                                                                  1993
                                        ______________________________________________________

                                         1st         2nd          3rd        4th
                                        Quarter     Quarter     Quarter     Quarter       Year
                                        _______     _______     _______     _______     _______

Net earnings per share                    $0.59       $0.82       $0.64       $1.43      $3.48

Extraordinary item, early retirement
  of debt                                  0.21                                           0.21

Resolution of the "Rule of 80"
  litigation                              (0.39)                                         (0.39)

Miscellaneous one-time charges             0.12                                           0.12

FAS109: deferred tax adjustment                                    0.06                   0.06

FAS109: increased tax rate applied
  retroactively to prior quarters                                  0.03                   0.03

Earthquake, severance, legal settlement                                        0.09       0.09
                                        _______     _______     _______     _______     _______

Earnings per share before non-recurring
  items                                   $0.53       $0.82       $0.73       $1.52      $3.60
                                        =======     =======     =======     =======     =======




                                                                  1992 (1)
                                        ______________________________________________________

                                         1st         2nd          3rd        4th
                                        Quarter     Quarter     Quarter     Quarter       Year
                                        _______     _______     _______     _______     _______

Net earnings per share                    $0.26       $0.73       $0.62       $1.35      $2.96

Loss on sale of 74 Jewel-Osco stores       0.20                                           0.20
                                        _______     _______     _______     _______     _______

Earnings per share before non-recurring
  items                                   $0.46       $0.73       $0.62       $1.35      $3.16
                                        =======     =======     =======     =======     =======




(1)  Restated to reflect adoption of Statement of Financial Accounting Standards No. 109,
     "Accounting for Income Taxes," as if effective at the beginning of fiscal 1989.








                                                               Page 12 of 12